LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JULY 7, 2010 TO THE

PROSPECTUS DATED FEBRUARY 26, 2010 OF

LEGG MASON CLEARBRIDGE DIVIDEND STRATEGY FUND

The following text replaces the first paragraph of the section of the fund’s prospectus titled “More on fund management—Management fee”:

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.65% on assets of up to and including $1 billion, 0.60% on assets over $1 billion and up to and including $2 billion, 0.55% on assets over $2 billion and up to and including $3 billion, 0.50% on assets over $3 billion and up to and including $4 billion, and 0.45% on assets in excess of $4 billion.

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